SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): February 22, 2005

                     COMPREHENSIVE HEALTHCARE SOLUTIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                     003-08955              58-0962699
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

                              45 LUDLOW STREET
                                    SUITE 602
                             YONKERS, NEW YORK 10705
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (914)375-7591
                            (ISSUER TELEPHONE NUMBER)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

      (i) Effective February 22, 2005, Cunzio & Company Inc ("Cunzio & Company") was removed as independent auditor for the Company due to the fact that Cunzio is not registered with the Public Company Accountants Oversight Board ("PCAOB"). On February 22, 2005, the Company engaged Jewett Schwartz & Associates ("Jewett Schwartz") as its principal independent accountant. This decision to engage Jewett Schwartz was ratified by the unanimous approval of the Board of Directors of the Company.


      (ii) The Company will file an amended Form 10-KSB for the year ended February 28, 2004 with financial statements that have been audited by Jewett Schwartz who are registered with PCAOB. The Company will also file amended Form 10-QSBs for any period in which Cunzio & Company, the former principal independent accountant, reviewed the Company's financial statements. Management of Comprehensive Healthcare Solutions, Inc. is unaware of any disagreements with Cunzio & Company related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Through Cunzio & Company's termination on February 22, 2005, there has been no disagreement between the Company and Cunzio & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cunzio & Company would have caused it to make a reference to the subject matter of the disagreement in connection with any reports.

      (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Cunzio & Company's audit report on the financial statements for the years ended February 28, 2004 and February 28, 2003 were modified for an uncertainty as to the Company's ability to continue as a going concern. Cunzio & Company's audit report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through February 22, 2005, there have been no disagreements with Cunzio & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cunzio & Company would have caused them to make reference thereto in their report on the financial statements.

     (v) During the two most recent fiscal years and the interim period subsequent to February 22, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

      (vi) The Company has requested that Cunzio & Company furnish it with a letter addressed to the SEC addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

      (i) The Company engaged, Jewett Schwartz & Associates, Hollywood, Florida as its new independent auditors as of February 22, 2005. Prior to such date, the Company, did not consult with Jewett Schwartz & Associates regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jewett Schwartz & Associates, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired:

None

(b)  Exhibits

NUMBER          EXHIBIT
------          ------------------------------------------------------
23.1            Letter from Cunzio & Company, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPREHENSIVE HEALTHCARE SOLUTIONS, INC.


                                        By: /s/  John Treglia
                                        -------------------------------------
                                           John Treglia
                                           President

March 8, 2005